                                                             January 1, 2000

 FUND PROFILE
T. ROWE PRICE
Total Equity Market Index Fund


 A fund that seeks to match the performance of the Wilshire 5000 Equity Index, a broad index of common stocks.



This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.

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 What is the fund's objective?

   To match the performance of the entire U.S. stock market. We use the Wilshire 5000 Equity Index to represent the market as a whole. Because the largest stocks carry the most weight in the index, large-capitalization stocks make up a substantial majority of the Wilshire 5000's value.

   The inclusion of a stock in the Wilshire index is in no way an endorsement by Wilshire Associates of the stock as an investment, nor is Wilshire a sponsor of the fund or in any way affiliated with it.


 What is the fund's principal investment strategy?

   The fund uses a sampling strategy, investing substantially all of its assets in a broad spectrum of small-, mid-, and large-capitalization stocks representative of the Wilshire 5000 Index. The fund does not attempt to fully replicate the index by owning each of the stocks in it. Despite its name, the Wilshire 5000 includes more than 7,000 stocks.

   In an attempt to recreate the Wilshire index, we select stocks in terms of industry, size, and other characteristics. For example, if technology stocks made up 15% of the Wilshire index, the fund would invest about 15% of its assets in technology stocks with similar characteristics. Several factors are considered in selecting representative stocks, including historical price movement, market capitalization, transaction costs, and others.

   T. Rowe Price continually compares the composition of the fund to that of the index. If a misweighting develops, the portfolio is rebalanced in an effort to bring it into line with the index. When investing cash flow, the fund may purchase stocks, stock index futures, or stock options. This approach is intended to minimize any deviations in performance between the fund and index.

   The fund intends to remain fully invested during all market conditions. The fund may sell securities primarily to rebalance its portfolio or satisfy redemption requests.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   The fund is designed to track broad segments of the stock market--whether they are rising or falling. Markets as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling.

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   Since the fund is passively managed and seeks to remain fully invested at all times, assets cannot be shifted from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. Therefore, actively managed funds may outperform this fund. In addition, fund returns are likely to be slightly below those of the index because the fund has fees and transaction expenses while indices have none. The timing of cash flows and a fund's size can also influence returns. Further, the use of sampling will likely result in some deviation from the fund's index. While there is no guarantee, the investment manager expects the correlation between the fund and the index to be at least .95. A correlation of 1.00 means the return of a fund can be completely explained by the return of an index.

   If the fund uses futures and options, it is exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek a relatively low-cost way of participating in the U.S. equity markets through a passively managed portfolio and you would like to participate in the entire U.S. stock market, you may want to consider the fund. The fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How has the fund performed in the past?

   The bar chart and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. The fund's past performance is no guarantee of its future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the year depicted in the chart.

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LOGO


            Calendar Year Total Returns
                        "99"
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                       23.25
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          Quarter ended              Total return

 Best quarter                           12/31/98 21.33%

 Worst quarter                           9/30/98 -11.86%


 Table 1  Average Annual Total Returns
                                           Periods ended
                                         December 31, 1999
                                                  Since inception
                                     1 year        (01/30/1998)
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  Total Equity Market Index Fund     23.25%           24.33%

  Wilshire 5000 Index                23.56            24.30
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 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

  Does not include account maintenance fee which, if reflected, would reduce the returns shown.


 What fees or expenses will I pay?

   The fund is 100% no load. However, the fund charges a redemption fee of 0.50%, payable to the fund, for shares held less than six months, and a quarterly maintenance fee of $2.50 for accounts of less than $10,000. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. The fund has a single, all-inclusive fee covering investment management and operating expenses. This will not fluctuate.

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 Table 1 Fees and Expenses of the Fund
                              Shareholder fees (fees
                              paid directly from your           Annual fund operating expenses
                                    investment)         (expenses that are deducted from fund assets)
                                            Account                                     Total annual
                              Redemption  maintenance    Management       Other        fund operating
                                 fee        fee/a/          fee          expenses         expenses

  Total Equity Market Index     0.50%         $10      0.40%/b/        --            0.40%/b/
  Fund
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 /a/A $2.50 quarterly fee is charged for accounts with balances less than $10,000.

 /b/       The management fee includes operating expenses.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

  1 year*     3 years*     5 years*      10 years*
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    $41         $128         $224           $505
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 * Does not include account maintenance fee for accounts of less than $10,000.


 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Richard T. Whitney manages the fund day-to-day and has been chairman of its Investment Advisory Committee since 1998. He joined T. Rowe Price in 1985 and has been managing investments since 1986.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for

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   IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 When will I receive income and capital gain distributions?

   The fund distributes income quarterly and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.

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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com

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                                                                         F23-035
 T. Rowe Price Investment Services, Inc., Distributor